Income Taxes	6 Months Ended	12 Months Ended
	Mar. 31, 2015	Sep. 30, 2014
INCOME TAXES
Income Taxes

9.Income Taxes

Our effective tax rate for the first six months of fiscal 2015 and 2014 was 36.9 percent and 35.4 percent, respectively.  Our effective tax rate for the three months ended March 31, 2015 and 2014 was 34.2 percent and 36.6 percent, respectively.  Effective tax rates differ from the U.S. federal statutory rate of 35.0 percent primarily due to state and foreign income taxes and the tax benefit from the Internal Revenue Code Section 199 deduction for domestic production activities.  The effective tax rate for the six months ended March 31, 2015 was also impacted by a December 2014 tax law change which resulted in a reduction of the fiscal 2014 Internal Revenue Code Section 199 deduction for domestic production activities.

For the next 12 months, we cannot predict with certainty whether we will achieve ultimate resolution of any uncertain tax positions associated with our U.S. and international operations that could result in increases or decreases of our unrecognized tax benefits.  However, we do not expect the increases or decreases to have a material effect on results of operations or financial position.  We provided for uncertain tax positions of $7.0 million, including interest and penalties, during the six months ended March 31, 2015 related to the previous disclosure of a possible increase in the reserve for uncertain tax positions of approximately $8.4 million to $11.0 million due to international tax matters.

NOTE 4 INCOME TAXES

        The components of the provision for income taxes are as follows:

	Years Ended September 30,
	2014	2013	2012
	(in thousands)
Current:
Federal	$323,386	$315,820	$108,297
Foreign	15,841	14,551	13,201
State	21,197	32,916	10,542

	360,424	363,287	132,040

Deferred:
Federal	28,183	35,530	196,373
Foreign	(3,265)	(1,409)	(6,484)
State	2,206	(4,564)	7,042

	27,124	29,557	196,931

Total provision	$387,548	$392,844	$328,971

        The amounts of domestic and foreign income before income taxes are as follows:

	Years Ended September 30,
	2014	2013	2012
	(in thousands)
Domestic	$1,061,006	$1,071,435	$886,484
Foreign	35,308	42,862	16,096

	$1,096,314	$1,114,297	$902,580

        Deferred income taxes are provided for the temporary differences between the financial reporting basis and the tax basis of our assets and liabilities. Recoverability of any tax assets are evaluated and necessary allowances are provided. The carrying value of the net deferred tax assets is based on management's judgments using certain estimates and assumptions that we will be able to generate sufficient future taxable income in certain tax jurisdictions to realize the benefits of such assets. If these estimates and related assumptions change in the future, additional valuation allowances may be recorded against the deferred tax assets resulting in additional income tax expense in the future.

        The components of our net deferred tax liabilities are as follows:

	September 30,
	2014	2013
	(in thousands)
Deferred tax liabilities:
Property, plant and equipment	$1,187,774	$1,161,134
Available-for-sale securities	83,787	117,567
Other	67	55

Total deferred tax liabilities	1,271,628	1,278,756

Deferred tax assets:
Pension reserves	1,370	2,146
Self-insurance reserves	10,311	8,357
Net operating loss and foreign tax credit carryforwards	48,285	54,867
Financial accruals	52,289	48,963
Other	8,332	7,487

Total deferred tax assets	120,587	121,820
Valuation allowance	47,699	49,631

Net deferred tax assets	72,888	72,189

Net deferred tax liabilities	$1,198,740	$1,206,567

        The change in our net deferred tax assets and liabilities is impacted by foreign currency remeasurement.

        As of September 30, 2014, we had state and foreign net operating loss carryforwards for income tax purposes of $7.4 million and $24.6 million, respectively, and foreign tax credit carryforwards of approximately $49.9 million (of which $39.2 million is reflected as a deferred tax asset in our Consolidated Financial Statements prior to consideration of our valuation allowance) which will expire in fiscal 2015 through 2024. The valuation allowance is primarily attributable to state and foreign net operating loss carryforwards of $0.5 million and $7.9 million, respectively, and foreign tax credit carryforwards of $39.2 million which more likely than not will not be utilized.

        Effective income tax rates as compared to the U.S. Federal income tax rate are as follows:

	Years Ended September 30,
	2014	2013	2012
U.S. Federal income tax rate	35.0%	35.0%	35.0%
Effect of foreign taxes	1.2	1.1	0.7
State income taxes, net of federal tax benefit	1.4	1.5	1.4
U.S. domestic production activities	(2.6)	(2.1)	(1.1)
Other	0.4	(0.2)	0.4

Effective income tax rate	35.4%	35.3%	36.4%

        We recognize accrued interest related to unrecognized tax benefits in interest expense, and penalties in other expense in the Consolidated Statements of Income. As of September 30, 2014 and 2013, we had accrued interest and penalties of $6.4 million and $5.2 million, respectively.

        A reconciliation of the change in our gross unrecognized tax benefits for the fiscal year ended September 30, 2014 and 2013 is as follows:

	September 30,
	2014	2013
	(in thousands)
Unrecognized tax benefits at October 1,	$8,129	$8,438
Gross decreases—tax positions in prior periods	(4)	(914)
Gross increases—tax positions in prior periods	4,293	1,896
Gross decreases—current period effect of tax positions	(836)	(437)
Gross increases—current period effect of tax positions	4	147
Expiration of statute of limitations for assessments	(533)	(562)
Settlements	(306)	(439)

Unrecognized tax benefits at September 30,	$10,747	$8,129

        As of September 30, 2014 and September 30, 2013, our liability for unrecognized tax benefits includes $2.9 million and $0.1 million, respectively, of unrecognized tax benefits related to discontinued operations that, if recognized, would not affect the effective tax rate. The remaining unrecognized tax benefit would affect the effective tax rate if recognized. The liabilities for unrecognized tax benefits and related interest and penalties are included in other noncurrent liabilities in our Consolidated Balance Sheets.

        For the next 12 months, we cannot predict with certainty whether we will achieve ultimate resolution of any uncertain tax position associated with our international operations that could result in increases or decreases of our unrecognized tax benefits. However, we believe it is reasonably possible that the reserve for uncertain tax positions may increase by approximately $8.6 million to $11.2 million during the next 12 months due to an international matter. We provided for uncertain tax positions of $3.5 million related to discontinued operations during the twelve months ended September 30, 2014.

        We file a consolidated U.S. federal income tax return, as well as income tax returns in various states and foreign jurisdictions. The tax years that remain open to examination by U.S. federal and state jurisdictions include fiscal 2010 through 2013, with the exception of jurisdictions currently under audit. Audits in foreign jurisdictions are generally complete through fiscal 2001.

        On September 13, 2013, the IRS issued final regulations providing guidance on the treatment of amounts paid to acquire, produce or improve tangible property and proposed regulations providing guidance on the dispositions of such property. The implementation date for these regulations is tax years beginning on or after January 1, 2014. Changes for tax treatment elected by us or required by the regulations will generally be effective prospectively; however, implementation of many of the regulations' provisions will require a calculation of the cumulative effect of the changes on prior years, and it is expected that such amount will have to be included in the determination of our taxable income in fiscal 2015, or possibly over a four-year period beginning in fiscal 2015. Since the changes will affect the timing for deducting expenditures for tax purposes, the impact of implementation will be reflected in the amount of income taxes payable or receivable, cash flows from operations and deferred taxes beginning in fiscal 2015, with no net tax provision effect. At this time we estimate the impact of implementing the regulations to be immaterial to the deferred tax balances for all years presented.